UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

FORM N-Q

JULY 31, 2013

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of Investments (unaudited)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 49.4%
Brazil - 2.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	15,660,000	BRL	$6,583,110
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/23	18,090,000	BRL	7,605,674

Total Brazil					14,188,784

Hungary - 3.9%
Hungary Government Bond, Bonds	5.500%	2/12/16	4,265,340,000	HUF	19,318,364
Hungary Government Bond, Bonds	7.500%	11/12/20	328,460,000	HUF	1,588,414

Total Hungary					20,906,778

Ireland - 1.4%
Republic of Ireland, Bonds	4.500%	4/18/20	5,574,880	EUR	7,819,259

Italy - 5.1%
Italy Buoni Poliennali Del Tesoro	5.000%	8/1/39	20,640,000	EUR	27,524,869

Mexico - 13.9%
Mexican Bonos, Bonds	7.000%	6/19/14	95,881,200	MXN	7,696,672
Mexican Bonos, Bonds	8.500%	5/31/29	256,994,900	MXN	23,573,994
Mexican Bonos, Bonds	8.500%	11/18/38	243,110,900	MXN	21,990,804
Mexican Bonos, Bonds	7.750%	11/13/42	258,947,900	MXN	21,675,355

Total Mexico					74,936,825

New Zealand - 3.1%
Government of New Zealand	6.000%	5/15/21	18,830,000	NZD	16,986,531

Poland - 4.1%
Republic of Poland, Bonds	5.250%	10/25/20	64,620,000	PLN	21,992,878

Portugal - 2.5%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	958,740	EUR	1,091,955	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	10,155,000	EUR	12,134,307	(a)

Total Portugal					13,226,262

South Africa - 3.0%
Republic of South Africa, Bonds	6.750%	3/31/21	67,719,910	ZAR	6,546,223
Republic of South Africa, Bonds	6.500%	2/28/41	127,414,420	ZAR	9,518,079

Total South Africa					16,064,302

South Korea - 4.2%
Republic of Korea, Senior Bonds	3.000%	12/10/13	1,057,100,000	KRW	942,120
Republic of Korea, Senior Bonds	5.750%	9/10/18	21,820,000,000	KRW	21,680,020

Total South Korea					22,622,140

Turkey - 2.6%
Republic of Turkey, Bonds	9.000%	3/5/14	27,190,000	TRY	14,072,874

United Kingdom - 3.0%
United Kingdom Gilt, Bonds	2.250%	3/7/14	10,640,000	GBP	16,370,625

TOTAL SOVEREIGN BONDS
(Cost - $276,280,222)					266,712,127

ASSET- BACKED SECURITIES - 1.3%
Carrington Mortgage Loan Trust, 2005-FRE1 A6	0.570%	12/25/35	2,751,930		2,490,725	(b)
Morgan Stanley Structured Trust, 2007-1 A1	0.270%	6/25/37	1,351,634		1,254,947	(b)
Novastar Home Equity Loan, 2003-1 A1	0.950%	5/25/33	2,744,583		2,474,074	(b)
Option One Mortgage Loan Trust, 2005-4 M1	0.630%	11/25/35	324,020		293,296	(b)
Wells Fargo Home Equity Trust, 2005-3 M3	0.650%	11/25/35	560,000		513,441	(b)

TOTAL ASSET- BACKED SECURITIES
(Cost - $7,032,177)					7,026,483

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
Chase Mortgage Finance Corp., 2005-A2 3A1	4.974%	1/25/36	3,346,760		$3,081,292	(b)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	431,538		446,443
MASTR Resecuritization Trust, 2008-4 A1	6.000%	6/27/36	83,950		72,122	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A6 2A2	0.470%	8/25/35	2,214,301		2,150,969	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	5.997%	6/15/45	1,288,970		1,277,556	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $7,189,360)					7,028,382

CORPORATE BONDS & NOTES - 17.8%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 2.5%
Ford Motor Credit Co. LLC, Notes	7.000%	10/1/13	6,564,000		6,626,883
Ford Motor Credit Co. LLC, Senior Notes	8.700%	10/1/14	4,775,000		5,193,486
Ford Motor Credit Co. LLC, Senior Notes	1.525%	5/9/16	1,525,000		1,528,299	(b)

Total Automobiles					13,348,668

Media - 0.5%
Lamar Media Corp., Senior Notes	9.750%	4/1/14	2,850,000		2,992,500

TOTAL CONSUMER DISCRETIONARY					16,341,168

FINANCIALS - 12.7%
Capital Markets - 3.2%
Goldman Sachs Group Inc., Senior Notes	0.666%	7/22/15	2,823,000		2,803,866	(b)
Morgan Stanley, Senior Notes	1.523%	2/25/16	2,144,000		2,155,865	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	377,000		405,152
Morgan Stanley, Senior Notes	7.600%	8/8/17	1,368,000	NZD	1,154,459
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	10,764,000		10,997,675

Total Capital Markets					17,517,017

Commercial Banks - 3.9%
Barclays Bank PLC, Subordinated Notes	5.015%	11/12/13	4,456,000		4,484,024
Fifth Third Bancorp, Bonds	0.692%	12/20/16	2,175,000		2,144,182	(b)
HBOS PLC, Subordinated Notes	0.983%	9/6/17	2,348,000		2,160,160	(b)
ING Bank NV, Senior Notes	1.586%	10/18/13	680,000		682,025	(a)(b)
ING Bank NV, Senior Notes	1.674%	6/9/14	1,660,000		1,674,424	(a)(b)
ING Bank NV, Subordinated Notes	0.973%	7/3/17	1,292,000		1,213,511	(b)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,630,000		1,653,968
National Australia Bank of New York, Senior Notes	0.816%	7/25/16	4,212,000		4,219,375	(b)
Wachovia Corp., Subordinated Notes	0.605%	10/28/15	2,721,000		2,696,497	(b)

Total Commercial Banks					20,928,166

Consumer Finance - 0.4%
Ally Financial Inc., Senior Notes	4.500%	2/11/14	1,962,000		1,985,544

Diversified Financial Services - 4.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,830,000		2,073,718
Bank of America Corp., Subordinated Notes	0.605%	8/15/16	5,770,000		5,546,482	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,233,000		2,354,219
Citigroup Inc., Senior Notes	5.500%	10/15/14	6,065,000		6,383,382
European Investment Bank, Senior Bonds	1.250%	9/17/13	1,132,000		1,133,392
General Electric Capital Corp., Senior Notes	2.150%	1/9/15	2,481,000		2,532,766
International Lease Finance Corp., Senior Notes	5.650%	6/1/14	2,459,000		2,520,475
JPMorgan Chase & Co., Senior Notes	0.715%	4/23/15	2,845,000		2,841,216	(b)

Total Diversified Financial Services					25,385,650

Real Estate Investment Trusts (REITs) - 0.5%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	2,512,000		2,669,000

TOTAL FINANCIALS					68,485,377

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 0.5%
Airlines - 0.1%
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	140,000	GBP	$228,433	(a)

Machinery - 0.4%
Case New Holland Inc., Senior Notes	7.750%	9/1/13	2,290,000		2,298,587

TOTAL INDUSTRIALS					2,527,020

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	217,000		220,087

MATERIALS - 0.5%
Metals & Mining - 0.5%
ArcelorMittal, Senior Bonds	9.500%	2/15/15	1,309,000		1,439,900
ArcelorMittal, Senior Notes	4.250%	8/5/15	1,358,000		1,398,740

TOTAL MATERIALS					2,838,640

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
BellSouth Corp., Notes	4.117%	4/26/14	3,418,000		3,500,996	(a)
Windstream Corp., Senior Notes	8.125%	8/1/13	2,228,000		2,228,000

Total Diversified Telecommunication Services					5,728,996

Wireless Telecommunication Services - 0.0%
Oi S.A., Senior Notes	5.750%	2/10/22	230,000		215,050	(a)

TOTAL TELECOMMUNICATION SERVICES					5,944,046

TOTAL CORPORATE BONDS & NOTES (Cost - $96,316,637)					96,356,338

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.6%
U.S. Government Obligations - 4.6%
U.S. Treasury Bonds (Cost - $25,450,546)	2.875%	5/15/43	28,726,600		24,722,830

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
Italy - 1.3%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost - $7,020,988)	2.350%	9/15/35	6,289,751	EUR	7,211,171

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $419,289,930)					409,057,331

SHORT-TERM INVESTMENTS - 26.7%
Underlying Fund Investments - 9.9%
State Street Institutional Liquid Reserves Fund (Cost - $53,650,423)	0.077%		53,650,423		53,650,423

U.S. Government Obligations - 16.8%
U.S. Treasury Bills	0.125%	11/14/13	15,739,300		15,737,585	(c)
U.S. Treasury Bills	0.096 - 0.143%	3/6/14	74,750,400		74,718,855	(c)

Total U.S. Government Obligations					90,456,440

TOTAL SHORT-TERM INVESTMENTS (Cost - $144,088,600)					144,106,863

TOTAL INVESTMENTS - 102.4% (Cost - $563,378,530#)					553,164,194
Liabilities in Excess of Other Assets - (2.4)%					(13,035,879)

TOTAL NET ASSETS - 100.0%					$540,128,315

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country**

United States	20.7%
Mexico	13.5
Italy	6.3
United Kingdom	4.2
South Korea	4.1
Poland	4.0
Hungary	3.8
New Zealand	3.1
South Africa	2.9
Brazil	2.6
Turkey	2.5
Portugal	2.4
Ireland	1.4
Australia	1.1
Netherlands	0.6
Luxembourg	0.5
Supranational	0.2
Short - Term Investments	26.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$266,712,127	—	$266,712,127
Asset-backed securities	—	7,026,483	—	7,026,483
Collateralized mortgage obligations	—	7,028,382	—	7,028,382
Corporate bonds & notes	—	96,356,338	—	96,356,338
U.S. government & agency obligations	—	24,722,830	—	24,722,830
Non-U.S. Treasury inflation protected securities	—	7,211,171	—	7,211,171

Total long-term investments	—	$409,057,331	—	$409,057,331

Short-term investments†	$53,650,423	90,456,440	—	144,106,863

Total investments	$53,650,423	$499,513,771	—	$553,164,194

Other financial instruments:
Futures contracts	$616,045	—	—	$616,045
Forward foreign currency contracts	—	$4,557,569	—	4,557,569

Total other financial instruments	$616,045	$4,557,569	—	$5,173,614

Total	$54,266,468	$504,071,340	—	$558,337,808

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$13,347,200	—	$13,347,200

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $13,347,200. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,476,415
Gross unrealized depreciation	(11,690,751)

Net unrealized depreciation	$(10,214,336)

At July 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
Euro-OAT	771	9/13	$137,946,978	$137,330,933	$616,045

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	HSBC Bank USA, N.A.	7,420,000	$9,871,438	8/7/13	$37,118
Australian Dollar	HSBC Bank USA, N.A.	14,480,000	13,003,977	8/12/13	(242,472)
Australian Dollar	HSBC Bank USA, N.A.	1,210,000	1,086,658	8/12/13	(26,167)
Brazilian Real	UBS AG	4,158,000	1,810,148	8/30/13	(235,810)
Brazilian Real	UBS AG	2,088,000	908,992	8/30/13	(137,362)
Brazilian Real	HSBC Bank USA, N.A.	3,822,000	1,661,833	9/6/13	(228,375)
Brazilian Real	HSBC Bank USA, N.A.	2,228,000	968,750	9/6/13	(131,497)
Brazilian Real	HSBC Bank USA, N.A.	1,780,000	773,957	9/6/13	(92,223)
Brazilian Real	HSBC Bank USA, N.A.	1,830,000	795,697	9/6/13	(102,683)
Japanese Yen	Citibank, N.A.	676,000,000	6,905,740	9/9/13	4,612
Japanese Yen	Citibank, N.A.	7,747,000,000	79,140,190	9/9/13	836,649
Chilean Peso	HSBC Bank USA, N.A.	1,337,600,000	2,586,075	9/13/13	(204,079)
Chilean Peso	HSBC Bank USA, N.A.	282,400,000	545,984	9/13/13	(38,454)
Chilean Peso	HSBC Bank USA, N.A.	473,000,000	914,484	9/13/13	(39,337)
British Pound	HSBC Bank USA, N.A.	1,370,000	2,083,443	9/16/13	(929)
British Pound	HSBC Bank USA, N.A.	8,830,000	13,428,326	9/16/13	(276,717)
British Pound	JPMorgan Chase	1,230,000	1,870,537	9/16/13	(32,528)
Russian Ruble	JPMorgan Chase	234,200,000	7,048,838	9/16/13	(267,625)
Brazilian Real	UBS AG	6,750,000	2,927,769	9/18/13	(116,200)
Brazilian Real	UBS AG	11,800,000	5,118,173	9/18/13	(733,840)
Brazilian Real	UBS AG	5,660,000	2,454,988	9/18/13	(329,486)
Brazilian Real	UBS AG	1,700,000	737,364	9/18/13	(84,965)
Brazilian Real	UBS AG	1,310,000	568,204	9/18/13	(80,311)
Brazilian Real	UBS AG	2,400,000	1,040,984	9/18/13	(129,747)
Brazilian Real	UBS AG	1,210,000	524,830	9/18/13	(59,006)
Brazilian Real	UBS AG	2,430,000	1,053,997	9/18/13	(106,739)
Brazilian Real	UBS AG	2,650,000	1,149,420	9/18/13	(60,625)
Brazilian Real	UBS AG	6,600,000	2,862,707	9/18/13	(35,716)
Indian Rupee	Barclays Bank PLC	155,000,000	2,515,846	9/18/13	(20,564)
Indian Rupee	Barclays Bank PLC	75,000,000	1,217,345	9/18/13	(56,432)
Indian Rupee	Barclays Bank PLC	155,000,000	2,515,846	9/18/13	(27,222)
Indian Rupee	Barclays Bank PLC	1,073,000,000	17,416,145	9/18/13	(825,949)
Indian Rupee	Barclays Bank PLC	69,000,000	1,119,957	9/18/13	(1,994)
New Zealand Dollar	HSBC Bank USA, N.A.	17,890,000	14,236,544	9/20/13	302,381
New Zealand Dollar	HSBC Bank USA, N.A.	3,370,000	2,681,786	9/20/13	(12,900)
Canadian Dollar	HSBC Bank USA, N.A.	2,430,000	2,362,290	10/2/13	(2,167)
Polish Zloty	Citibank, N.A.	5,870,000	1,828,541	10/10/13	(10,806)
Chilean Peso	HSBC Bank USA, N.A.	2,907,000,000	5,593,953	10/17/13	(80,534)
Chilean Peso	HSBC Bank USA, N.A.	2,619,000,000	5,039,753	10/17/13	(114,846)
Chilean Peso	HSBC Bank USA, N.A.	947,000,000	1,817,410	11/8/13	(31,296)
Chilean Peso	HSBC Bank USA, N.A.	4,238,000,000	8,133,247	11/8/13	(136,828)
Chilean Peso	HSBC Bank USA, N.A.	362,000,000	694,723	11/8/13	(27,832)
Chilean Peso	HSBC Bank USA, N.A.	918,000,000	1,761,756	11/8/13	4,482
Chilean Peso	HSBC Bank USA, N.A.	352,000,000	675,532	11/8/13	878

					(3,956,143)

Contracts to Sell:
Euro	Citibank, N.A.	52,320,000	69,605,611	8/7/13	(684,475)
Euro	Citibank, N.A.	5,050,000	6,718,431	8/7/13	22,258
Euro	HSBC Bank USA, N.A.	10,880,000	14,474,561	8/7/13	(326,264)
Euro	HSBC Bank USA, N.A.	900,000	1,197,344	8/7/13	(21,094)
Euro	HSBC Bank USA, N.A.	1,440,000	1,915,751	8/7/13	(17,658)
Euro	HSBC Bank USA, N.A.	3,350,000	4,456,781	8/7/13	(104,284)
Euro	JPMorgan Chase	9,120,000	12,133,088	8/7/13	(82,376)
Euro	JPMorgan Chase	3,330,000	4,430,174	8/7/13	(14,660)
Euro	JPMorgan Chase	850,000	1,130,825	8/7/13	(40,318)
Euro	JPMorgan Chase	2,050,000	2,727,284	8/7/13	(82,542)
Euro	Morgan Stanley & Co. Inc.	1,490,000	1,982,270	8/7/13	(57,441)
Australian Dollar	Barclays Bank PLC	590,000	529,858	8/12/13	54,218
Australian Dollar	Barclays Bank PLC	590,000	529,858	8/12/13	45,461
Australian Dollar	Citibank, N.A.	740,000	664,568	8/12/13	84,317
Australian Dollar	HSBC Bank USA, N.A.	970,000	871,123	8/12/13	7,018
Australian Dollar	HSBC Bank USA, N.A.	500,000	449,032	8/12/13	34,428
Australian Dollar	JPMorgan Chase	3,300,000	2,963,614	8/12/13	88,012
Australian Dollar	JPMorgan Chase	5,073,000	4,555,882	8/12/13	430,369
Australian Dollar	JPMorgan Chase	647,000	581,048	8/12/13	40,269

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell (continued):
Australian Dollar	JPMorgan Chase	1,230,000	$1,104,620	8/12/13	$69,167
Australian Dollar	Morgan Stanley & Co. Inc.	13,230,000	11,881,396	8/12/13	1,732,274
Australian Dollar	Morgan Stanley & Co. Inc.	3,090,000	2,775,020	8/12/13	49,604
South Korean Won	HSBC Bank USA, N.A.	2,000,000,000	1,778,795	8/13/13	(53,169)
South Korean Won	HSBC Bank USA, N.A.	3,345,000,000	2,975,035	8/13/13	102,384
South Korean Won	HSBC Bank USA, N.A.	1,129,000,000	1,004,130	8/13/13	6,613
South Korean Won	HSBC Bank USA, N.A.	1,161,000,000	1,032,590	8/13/13	(5,838)
South Korean Won	HSBC Bank USA, N.A.	1,159,000,000	1,030,812	8/13/13	(11,463)
Brazilian Real	UBS AG	3,348,000	1,457,522	8/30/13	5,573
Brazilian Real	UBS AG	2,898,000	1,261,618	8/30/13	26,038
Brazilian Real	HSBC Bank USA, N.A.	9,660,000	4,200,237	9/6/13	82,095
Japanese Yen	Barclays Bank PLC	1,594,000,000	16,283,653	9/9/13	(19,061)
Japanese Yen	Citibank, N.A.	1,406,000,000	14,363,122	9/9/13	30,522
Japanese Yen	Citibank, N.A.	11,682,000,000	119,338,545	9/9/13	(1,813,394)
Japanese Yen	JPMorgan Chase	906,000,000	9,255,326	9/9/13	(34,562)
Japanese Yen	JPMorgan Chase	467,000,000	4,770,681	9/9/13	(8,121)
Japanese Yen	JPMorgan Chase	123,000,000	1,256,518	9/9/13	41,374
British Pound	HSBC Bank USA, N.A.	520,000	790,796	9/16/13	(6,154)
British Pound	HSBC Bank USA, N.A.	920,000	1,399,101	9/16/13	12,593
Russian Ruble	JPMorgan Chase	234,200,000	7,048,838	9/16/13	228,296
Brazilian Real	UBS AG	10,249,000	4,445,437	9/18/13	62,392
Brazilian Real	UBS AG	5,304,000	2,300,576	9/18/13	42,181
Indian Rupee	Barclays Bank PLC	123,000,000	1,996,445	9/18/13	49,888
New Zealand Dollar	Citibank, N.A.	43,500,000	34,616,527	9/20/13	(599,527)
New Zealand Dollar	HSBC Bank USA, N.A.	3,410,000	2,713,617	9/20/13	(3,281)
New Zealand Dollar	Morgan Stanley & Co. Inc.	5,870,000	4,671,242	9/20/13	(169,030)
New Zealand Dollar	Morgan Stanley & Co. Inc.	8,630,000	6,867,601	9/20/13	(194,100)
Canadian Dollar	HSBC Bank USA, N.A.	25,660,000	24,945,010	10/2/13	(550,940)
Canadian Dollar	HSBC Bank USA, N.A.	3,260,000	3,169,163	10/2/13	(64,854)
Canadian Dollar	HSBC Bank USA, N.A.	1,510,000	1,467,925	10/2/13	(3,164)
Polish Zloty	Citibank, N.A.	16,640,000	5,183,462	10/10/13	(251,235)
Polish Zloty	Citibank, N.A.	53,220,000	16,578,355	10/10/13	(830,649)
Polish Zloty	HSBC Bank USA, N.A.	6,490,000	2,021,675	10/10/13	4,267
South Korean Won	HSBC Bank USA, N.A.	4,046,000,000	3,586,387	10/18/13	(49,673)
South Korean Won	HSBC Bank USA, N.A.	12,159,000,000	10,777,774	10/18/13	(100,746)
Swiss Franc	Citibank, N.A.	72,790,000	78,709,080	10/18/13	(2,004,864)
Chilean Peso	HSBC Bank USA, N.A.	1,181,000,000	2,266,485	11/8/13	19,838

					(4,833,488)

Net unrealized loss on open forward foreign currency contracts					$(8,789,631)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$616,045	—	—	—	$616,045
Foreign Exchange Risk	—	—	$4,557,569	$(13,347,200)	(8,789,631)

Total	$616,045	—	$4,557,569	$(13,347,200)	$(8,173,586)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$97,717,846
Forward foreign currency contracts (to buy)	80,252,488
Forward foreign currency contracts (to sell)	244,037,507

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2013